EXHIBIT 99.5

GSA03AH1
Franklin Request

Assumptions

      Fwd Libor
      No stepdown
      Prepayment/Defauls assumptions detailed below
      No P&I Advances
      1 month lag
      55% Loss Severity

Scenarios: To forward Libor, To fail (immediate), No Advance, Lag 1 month, To Maturity, 55% Severity. Static CDR to Break, Ramp CDR 0-16=0 to 2%, 17-22=2 to 4%, 22-26 4% to 6%, 26-31 5%, 32-45 8.5%, 46+ 6%.

ARM Speeds                            Fix Speeds
Speed Ramp: Flt     Months     Ramp   10 ramping to 30 cpr over 18 months
             0-18     2-25
            19-23    25-28
            24-28    28-40
            29-33       25
            34-38       45
              39+       23

Deal Age            Forward Libor         Prepayment Curves       Ramp CDR Curve
  Months       1 mth       6 mth         Arm PPC             FRM
       1        1.12     1.21881               2              10               0
       2     1.14061     1.27495     3.352941176     11.17647059      0.13333333
       3     1.17291     1.34027     4.705882353     12.35294118      0.26666667
       4     1.21993     1.42288     6.058823529     13.52941176             0.4
       5      1.2938     1.52258     7.411764706     14.70588235      0.53333333
       6     1.35314     1.62328     8.764705882     15.88235294      0.66666667
       7     1.43481     1.74004     10.11764706     17.05882353             0.8
       8     1.55489     1.87026     11.47058824     18.23529412      0.93333333
       9     1.66584      1.9961     12.82352941     19.41176471      1.06666667
      10     1.78359     2.14744     14.17647059     20.58823529             1.2
      11     1.92187     2.28588     15.52941176     21.76470588      1.33333333
      12     2.05173     2.41808     16.88235294     22.94117647      1.46666667
      13     2.18416     2.55989     18.23529412     24.11764706             1.6
      14     2.32631       2.704     19.58823529     25.29411765      1.73333333
      15      2.5399     2.83814     20.94117647     26.47058824      1.86666667
      16     2.61338     2.96179     22.29411765     27.64705882               2
      17     2.74364     3.08614     23.64705882     28.82352941               2
      18     2.88667     3.20047              25              30             2.4
      19     3.02102     3.31203              25              30             2.8
      20     3.13068     3.41068           25.75              30             3.2
      21     3.24244     3.50564            26.5              30             3.6
      22      3.3505     3.60111           27.25              30               4
      23     3.44254     3.69311              28              30      4.66666667
      24     3.53125     3.78185              28              30      5.33333333
      25     3.61783     3.88047              31              30               6
      26     3.70158     3.96515              34              30               5
      27     3.79938     4.05351              37              30               5
      28      3.8996     4.14017              40              30               5
      29     3.98657     4.21283              25              30               5
      30      4.0725     4.27919              25              30               5
      31     4.14915     4.34277              25              30               5
      32     4.21816     4.39731              25              30             8.5
      33     4.28396     4.45407              25              30             8.5
      34     4.33942     4.51327              45              30             8.5
      35     4.38816       4.572              45              30             8.5
      36     4.43072     4.62985              45              30             8.5
      37     4.48514     4.69577              45              30             8.5
      38      4.5547     4.75683              45              30               6
      39     4.62228     4.81703              23              30               6
      40     4.68715     4.87436              23              30               6
      41     4.74467     4.92696              23              30               6
      42     4.80199     4.97773              23              30               6
      43     4.85467     5.02173              23              30               6
      44     4.90468     5.06832              23              30               6
      45      4.9522      5.1171              23              30               6
      46     4.99513     5.16529              23              30               6
      47     5.03722     5.21718              23              30               6
      48     5.07175     5.27298              23              30               6
      49      5.1242     5.32223              23              30               6
      50     5.18959     5.37354              23              30               6
      51     5.24595     5.42059              23              30               6
      52     5.29842     5.45827              23              30               6
      53     5.34733     5.49288              23              30               6
      54      5.3865     5.52172              23              30               6
      55     5.42152     5.54386              23              30               6
      56     5.45337      5.5654              23              30               6
      57     5.47713     5.58306              23              30               6
      58     5.49706     5.60401              23              30               6
      59     5.51118     5.62687              23              30               6
      60     5.51906     5.64826              23              30               6
      61     5.53967     5.67409              23              30               6
      62     5.56796     5.70061              23              30               6
      63     5.59706     5.72622              23              30               6
      64     5.62545     5.74928              23              30               6
      65     5.64867     5.77284              23              30               6
      66     5.67212     5.79195              23              30               6
      67     5.69388     5.80999              23              30               6
      68     5.71477     5.82902              23              30               6
      69     5.73309      5.8462              23              30               6
      70     5.75207     5.86574              23              30               6
      71     5.76583     5.88538              23              30               6
      72      5.7795     5.90389              23              30               6
      73     5.79979     5.92533              23              30               6
      74     5.82241     5.94672              23              30               6
      75     5.84534      5.9645              23              30               6
      76     5.86639     5.98108              23              30               6
      77     5.88341     5.99736              23              30               6
      78     5.90173     6.01127              23              30               6
      79     5.91854     6.02279              23              30               6
      80     5.93123     6.03345              23              30               6
      81      5.9438     6.04396              23              30               6
      82     5.95581     6.05613              23              30               6
      83     5.96417     6.06515              23              30               6
      84     5.97157     6.07472              23              30               6
      85       5.981     6.09027              23              30               6
      86     5.99213     6.10052              23              30               6
      87     6.00606     6.11364              23              30               6
      88     6.01669     6.12628              23              30               6
      89     6.02817     6.14126              23              30               6
      90     6.04536     6.15693              23              30               6
      91     6.05514      6.1718              23              30               6
      92     6.06976     6.18717              23              30               6
      93     6.08391      6.2031              23              30               6
      94     6.09921     6.22106              23              30               6
      95     6.11465     6.23728              23              30               6
      96     6.13127     6.25264              23              30               6
      97     6.14677     6.26983              23              30               6
      98     6.16445     6.28469              23              30               6
      99     6.18253     6.29986              23              30               6
     100     6.19747     6.31336              23              30               6
     101     6.21118     6.32571              23              30               6
     102     6.22653     6.33955              23              30               6
     103     6.23767     6.34773              23              30               6
     104      6.2503      6.3595              23              30               6
     105     6.26122     6.37008              23              30               6
     106     6.27041     6.37945              23              30               6
     107     6.28103     6.39105              23              30               6
     108       6.286     6.39962              23              30               6
     109     6.29864     6.41278              23              30               6
     110     6.31175     6.42355              23              30               6
     111     6.32291     6.43607              23              30               6
     112     6.33554     6.44496              23              30               6
     113      6.3445     6.45447              23              30               6
     114     6.35609     6.46516              23              30               6
     115     6.36504     6.47173              23              30               6
     116     6.37576     6.47982              23              30               6
     117     6.38093     6.48673              23              30               6
     118     6.38962     6.49543              23              30               6
     119     6.39688     6.50519              23              30               6
     120     6.40089     6.51117              23              30               6
     121     6.40965     6.51955              23              30               6
     122     6.41958      6.5277              23              30               6
     123     6.42826     6.53673              23              30               6
     124     6.43899     6.54356              23              30               6
     125     6.44431     6.54986              23              30               6
     126     6.45208     6.55798              23              30               6
     127     6.45962     6.56443              23              30               6
     128     6.46758     6.57206              23              30               6
     129     6.47202      6.5751              23              30               6
     130     6.47875     6.58164              23              30               6
     131     6.48397     6.58795              23              30               6
     132     6.48801     6.59169              23              30               6
     133     6.49481     6.59768              23              30               6
     134     6.49749     6.60252              23              30               6
     135     6.50493     6.61082              23              30               6
     136     6.51186     6.61719              23              30               6
     137     6.51581     6.62554              23              30               6
     138     6.52332     6.63319              23              30               6
     139     6.53013     6.64087              23              30               6
     140     6.53791     6.65056              23              30               6
     141     6.54477      6.6581              23              30               6
     142     6.55453     6.66802              23              30               6
     143     6.56027     6.67672              23              30               6
     144     6.56886     6.68568              23              30               6
     145     6.58016     6.69544              23              30               6
     146     6.58906     6.70353              23              30               6
     147     6.59979     6.71126              23              30               6
     148     6.60861     6.71701              23              30               6
     149     6.61496     6.72241              23              30               6
     150     6.62274     6.72782              23              30               6
     151     6.62851     6.73177              23              30               6
     152     6.63256     6.73341              23              30               6
     153     6.63617     6.73673              23              30               6
     154     6.63944      6.7419              23              30               6
     155     6.64111     6.74549              23              30               6
     156     6.64236     6.74806              23              30               6
     157     6.64441     6.75399              23              30               6
     158     6.65225     6.75765              23              30               6
     159     6.65984      6.7616              23              30               6
     160     6.66373     6.76376              23              30               6
     161     6.66614     6.76392              23              30               6
     162     6.67184     6.76534              23              30               6
     163     6.67019     6.76235              23              30               6
     164     6.67223      6.7615              23              30               6
     165      6.6718     6.75896              23              30               6
     166     6.66771      6.7567              23              30               6
     167     6.66553     6.75682              23              30               6
     168     6.66077     6.75418              23              30               6
     169      6.6586     6.75454              23              30               6
     170     6.66048     6.75346              23              30               6
     171     6.66206     6.75263              23              30               6
     172     6.66205     6.75015              23              30               6
     173     6.65929     6.74611              23              30               6
     174     6.65989     6.74473              23              30               6
     175     6.65522       6.737              23              30               6
     176     6.65272     6.73325              23              30               6
     177      6.6479     6.72816              23              30               6
     178     6.64158     6.72261              23              30               6
     179     6.63651     6.71972              23              30               6
     180     6.62582     6.71395              23              30               6
     181     6.62429     6.71437              23              30               6
     182     6.62319     6.71201              23              30               6
     183     6.62126     6.71182              23              30               6
     184     6.62153      6.7097              23              30               6
     185     6.61855     6.70782              23              30               6
     186     6.61898     6.70821              23              30               6
     187     6.61671     6.70468              23              30               6
     188     6.61655     6.70271              23              30               6
     189     6.61136      6.6985              23              30               6
     190     6.61085     6.69679              23              30               6
     191     6.60873     6.69451              23              30               6
     192     6.60403     6.68853              23              30               6
     193     6.60217     6.68543              23              30               6
     194     6.59875     6.68075              23              30               6
     195     6.59454     6.67635              23              30               6
     196     6.59236     6.67185              23              30               6
     197     6.58526     6.66663              23              30               6
     198     6.58234     6.66249              23              30               6
     199     6.57785     6.65726              23              30               6
     200     6.57364      6.6528              23              30               6
     201     6.56799     6.64588              23              30               6
     202     6.56432     6.64042              23              30               6
     203      6.5563     6.63259              23              30               6
     204      6.5513     6.62586              23              30               6
     205     6.54637     6.61966              23              30               6
     206     6.53833     6.61227              23              30               6
     207     6.53312     6.60532              23              30               6
     208     6.52627     6.59719              23              30               6
     209     6.51775     6.58973              23              30               6
     210     6.51253     6.58327              23              30               6
     211     6.50541      6.5744              23              30               6
     212     6.49596     6.56499              23              30               6
     213     6.48886     6.55709              23              30               6
     214     6.48171     6.54952              23              30               6
     215     6.47199     6.53848              23              30               6
     216     6.46346     6.52826              23              30               6
     217     6.45514     6.51908              23              30               6
     218     6.44541     6.50891              23              30               6
     219     6.43744     6.49882              23              30               6
     220     6.42535     6.48624              23              30               6
     221     6.41555     6.47681              23              30               6
     222     6.40749     6.46788              23              30               6
     223     6.39698     6.45683              23              30               6
     224     6.38583     6.44439              23              30               6
     225     6.37518     6.43284              23              30               6
     226     6.36468     6.42178              23              30               6
     227     6.35318     6.40898              23              30               6
     228     6.34181     6.39523              23              30               6
     229     6.32834     6.38222              23              30               6
     230     6.31725     6.36954              23              30               6
     231     6.30588     6.35688              23              30               6
     232     6.29205     6.34275              23              30               6
     233     6.27883     6.32894              23              30               6
     234     6.26856     6.31708              23              30               6
     235     6.25261     6.30109              23              30               6
     236      6.2412     6.28834              23              30               6
     237     6.22758     6.27289              23              30               6
     238     6.21201     6.25667              23              30               6
     239     6.19912     6.24259              23              30               6
     240     6.18444     6.22628              23              30               6
     241     6.16871      6.2105              23              30               6
     242     6.15331     6.19538              23              30               6
     243     6.13845     6.18138              23              30               6
     244     6.12309     6.16546              23              30               6
     245     6.10745     6.15067              23              30               6
     246     6.09414     6.13797              23              30               6
     247     6.07931     6.12316              23              30               6
     248     6.06634     6.10996              23              30               6
     249     6.05002     6.09482              23              30               6
     250     6.03848     6.08334              23              30               6
     251     6.02531     6.07083              23              30               6
     252     6.01083     6.05639              23              30               6
     253     5.99934     6.04466              23              30               6
     254      5.9867     6.03208              23              30               6
     255     5.97404     6.02041              23              30               6
     256     5.96324     6.00877              23              30               6
     257     5.94916     5.99598              23              30               6
     258     5.93904     5.98687              23              30               6
     259     5.92879     5.97703              23              30               6
     260     5.91874     5.96774              23              30               6
     261     5.90672     5.95579              23              30               6
     262     5.89755     5.94706              23              30               6
     263     5.88735     5.93764              23              30               6
     264      5.8771     5.92716              23              30               6
     265     5.86873     5.91825              23              30               6
     266     5.85712     5.90774              23              30               6
     267     5.84989     5.90097              23              30               6
     268     5.84139     5.89226              23              30               6
     269     5.83121     5.88427              23              30               6
     270      5.8244     5.87758              23              30               6
     271     5.81663     5.87029              23              30               6
     272     5.80946       5.864              23              30               6
     273     5.80163      5.8563              23              30               6
     274      5.7957     5.85018              23              30               6
     275      5.7869     5.84262              23              30               6
     276     5.78103     5.83651              23              30               6
     277     5.77556     5.83121              23              30               6
     278     5.76815     5.82546              23              30               6
     279     5.76341      5.8205              23              30               6
     280     5.75784     5.81509              23              30               6
     281     5.75141     5.81074              23              30               6
     282     5.74799      5.8075              23              30               6
     283      5.7436     5.80291              23              30               6
     284      5.7378     5.79847              23              30               6
     285     5.73424     5.79548              23              30               6
     286     5.73119     5.79347              23              30               6
     287      5.7266     5.78905              23              30               6
     288      5.7233     5.78593              23              30               6
     289     5.72067     5.78477              23              30               6
     290      5.7174     5.78125              23              30               6
     291     5.71613     5.77978              23              30               6
     292       5.712     5.77756              23              30               6
     293     5.71009     5.77626              23              30               6
     294     5.71013      5.7761              23              30               6
     295     5.70639      5.7743              23              30               6
     296     5.70657     5.77376              23              30               6
     297     5.70605     5.77016              23              30               6
     298     5.70402     5.76471              23              30               6
     299     5.70452     5.75908              23              30               6
     300     5.70438     5.74986              23              30               6
     301      5.6984     5.74005              23              30               6
     302      5.6875     5.72931              23              30               6
     303     5.67713     5.71941              23              30               6
     304     5.66643     5.70918              23              30               6
     305     5.65519     5.69896              23              30               6
     306     5.64716     5.69173              23              30               6
     307     5.63614     5.68089              23              30               6
     308     5.62777     5.67303              23              30               6
     309     5.61849     5.66457              23              30               6
     310     5.60921     5.65549              23              30               6
     311     5.60169      5.6479              23              30               6
     312     5.59125     5.63794              23              30               6
     313     5.58482     5.63205              23              30               6
     314      5.5773     5.62443              23              30               6
     315     5.56858     5.61755              23              30               6
     316     5.56242     5.61095              23              30               6
     317      5.5545     5.60455              23              30               6
     318     5.54941     5.60037              23              30               6
     319     5.54267     5.59386              23              30               6
     320     5.53773     5.58885              23              30               6
     321     5.52987     5.58259              23              30               6
     322     5.52587     5.57883              23              30               6
     323     5.52094      5.5749              23              30               6
     324     5.51479     5.56897              23              30               6
     325      5.5111     5.56517              23              30               6
     326      5.5067     5.56103              23              30               6
     327     5.50224     5.55793              23              30               6
     328     5.49963     5.55448              23              30               6
     329     5.49407     5.55064              23              30               6
     330      5.4915     5.54947              23              30               6
     331      5.4891      5.5477              23              30               6
     332     5.48725     5.54695              23              30               6
     333     5.48363     5.54358              23              30               6
     334     5.48243     5.54306              23              30               6
     335      5.4806     5.54234              23              30               6
     336     5.47868     5.54026              23              30               6
     337     5.47866     5.54016              23              30               6
     338     5.47565     5.53948              23              30               6
     339     5.47626     5.53995              23              30               6
     340     5.47629     5.53986              23              30               6
     341     5.47454     5.54052              23              30               6
     342     5.47597     5.54225              23              30               6
     343     5.47687     5.54302              23              30               6
     344     5.47637     5.54414              23              30               6
     345     5.47779     5.54629              23              30               6
     346     5.47996     5.54972              23              30               6
     347     5.48076      5.5508              23              30               6
     348     5.48261     5.55246              23              30               6
     349     5.48519     5.55582              23              30               6
     350     5.48722      5.5591              23              30               6
     351      5.4913     5.56256              23              30               6
     352      5.4927     5.56519              23              30               6
     353     5.49537     5.57008              23              30               6
     354     5.50008     5.57561              23              30               6
     355     5.50399     5.58087              23              30               6
     356      5.5077      5.5846              23              30               6
     357     5.51205     5.58882              23              30               6
     358     5.51716     5.59357              23              30               6
     359     5.52223     5.59647              23              30               6
     360     5.52809     5.59787              23              30               6
     361     5.53062      5.6005              23              30               6

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSA03AH1
Franklin Request

Assumptions:

      Collateral Losses are shown through the life of the applicable bond Bonds are priced at par
      To Maturity

                                              First Loss             Custom Loss
Class M-2   CDR (%)                                 8.79                    Ramp
            Yield (%)                             6.7284                  6.0663
            WAL                                    10.46                    7.41
            Modified Duration                       7.73                    6.09
            Principal Window               08/11 - 08/33           06/10 - 02/12
            Principal Writedown        19,506.79 (0.14%)            0.00 (0.00%)
            Total Collat Loss     44,143,066.33 (14.36%)   19,994,044.22 (6.50%)

Class B-1   CDR (%)                                 6.72                    Ramp
            Yield (%)                             9.0725                  9.0056
            WAL                                    12.40                    9.16
            Modified Duration                       7.67                    6.55
            Principal Window               05/13 - 08/33           02/12 - 12/13
            Principal Writedown        24,551.48 (0.29%)            0.00 (0.00%)
            Total Collat Loss     35,392,765.13 (11.51%)   21,185,489.72 (6.89%)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.